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                                                                   EXHIBIT 10.24


                         PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is entered into as of September 15, 1997, by PACKAGED ICE, INC., a Texas corporation (the "PLEDGOR") in favor of THE FROST NATIONAL BANK, as Agent (in such capacity, the "AGENT") for each of the Banks under the Credit Agreement (defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as modified, amended, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Pledgor (the "BORROWER"), the Agent, and certain other financial institutions who from time to time are parties thereto (the "BANKS"), the Banks have extended Commitments to make Revolving Credit Loans to the Borrower;

         WHEREAS, as a condition precedent to the making of loans by the Banks under the Credit Agreement, the Pledgor is required to execute and deliver this Agreement;

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Banks to extend the Commitments to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each of the Banks, as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement unless the context hereof shall otherwise require or provide. For the purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1:

         "ATTRIBUTION GROUP" shall have the meaning assigned in Section 5(d) hereof.

         "BANKS" shall mean the Agent and each of the Banks, and each of their respective successors, transferees and assigns.

         "CLASS SECURITIES" shall have the meaning assigned in Section 4(i).

         "CODE" shall have the meaning assigned in Section 7(a).

         "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the following:

                 (a) Any Event of Default specified in the Credit Agreement, the Notes, the Loan Papers, or agreements or contracts existing at the date hereof or hereafter entered into between Agent and Borrower or Agent and Issuers, or any of them, subject to applicable notice and cure periods;

                 (b) Default is made in the due observance or performance by Pledgor of any of the covenants or agreements contained in this Agreement, subject to applicable notice and cure periods;

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                 (c)      Any statement, warranty or representation by Pledgor
contained in this Agreement proves to be untrue or inaccurate in any material respect;

                 (d) This Agreement shall cease to be a legal, valid and binding agreement enforceable against Pledgor in accordance with its terms, shall be terminated, become or be declared ineffective or inoperative or cease to provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be provided hereby;

                 (e) Pledgor shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) generally fail to pay, or admit in writing it is unable to pay, its debts as they become due or generally not pay its debts as they become due, (iv) make a general assignment for the benefit of creditors,
(v) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (vi) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Pledgor in any bankruptcy, reorganization or insolvency proceeding, or (vii) take corporate action for the purpose of effecting any of the foregoing;

                 (f) An involuntary proceeding shall be commenced against Pledgor seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, liquidator or other similar official, of all or substantially all of its assets, and such proceeding shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Pledgor or appointing a receiver; or

                 (g) The levy on, seizure, or attachment of all or part of the Pledged Collateral.

         "ISSUERS" shall mean Packaged Ice Leasing, Inc., Southwestern Ice, Inc., Mission Party Ice, Inc., and Southwest Texas Packaged Ice, Inc.

         "PLEDGED COLLATERAL" shall have the meaning assigned to it in Section 2 hereof.
         "PLEDGED SHARES" shall mean all shares of common stock, capital stock, voting stock and other equity interests issued by the Issuers which are delivered or required to be delivered under the terms of the Credit Agreement from time to time by the Pledgor to the Agent as Pledged Collateral hereunder.

         "RULE 144" shall have the meaning assigned in Section 5(d) hereof.

         "SECURED INDEBTEDNESS" shall mean all indebtedness, obligations and liabilities described or referred to in clauses (a) through (e) below, inclusive:

                 (a) All or any part of the Obligations, whether for principal, interest, fees, expenses, or otherwise;

                 (b) Any and all indebtedness and obligations of Pledgor to Banks arising pursuant to this Agreement or any other document, instrument or agreement delivered in connection herewith, including reasonable legal expenses and other reasonable expenses incurred in the preparation, execution and/or the enforcement of the Credit Agreement, Notes, this Agreement and any of the other Loan Papers;



                                         2     PII PLEDGE AND SECURITY AGREEMENT
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                 (c)      All other and additional debts, obligations and
         liabilities of every kind and character of the Borrower and/or the Issuers, now or hereafter owed to or existing in favor of Banks, regardless of whether such debts, obligations and liabilities be direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future debts, obligations and liabilities may, prior to their acquisition by Banks, be or have been payable to, or be or have been in favor of some other person or have been acquired by Banks in a transaction with one other than the Borrower and/or the Issuers;

                 (d) Any and all renewals, extensions, modifications, or increases of the indebtedness and obligations described in (a)-(c) above.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         SECTION 2. PLEDGE. As collateral security for the payment of the Secured Indebtedness, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over, delivers and transfers to the Agent, for its benefit and the benefit of each of the other Banks, and hereby grants to the Agent, for its benefit and the benefit of each of the other Banks, a continuing security interest in all of Pledgor's rights, titles and interests in and to all the following property:

                 (a) All capital stock of the Issuers identified in Exhibit A attached hereto, now owned or hereafter acquired by Pledgor, including (but not limited to) the Pledged Shares and the certificates representing the Pledged Shares, together with all cash, securities, dividends, increases, distributions and profits received therefrom or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassification, readjustments, reorganizations or changes in the capital structure of the Issuers, or any of them, and any other property at any time and from time to time received, receivable or otherwise distributed or delivered to Agent, and all rights and privileges pertaining thereto;

                 (b) All additional shares of every class of common stock, capital stock, voting stock and other equity interests of the Issuers, or any of them, from time to time acquired by the Pledgor in any manner, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                 (c) All securities hereafter delivered to Agent or its designees, in substitution for, or in addition to, any of the foregoing, all certificates representing or evidencing such securities, and all cash, securities, instruments, documents, dividends, increases, distributions and profits received therefrom, and any other property at any time and from time to time received by, receivable by or otherwise distributed or delivered to Agent or its respective designees, in respect of or in exchange for any or all of the property described;

                 (d) All subscriptions, warrants, options and any other rights issued now or hereafter by the Issuers of the Pledged Shares or any other person whatsoever upon or in connection with the Pledged Shares and any part of the Pledged Collateral;

                 (e) All products and proceeds of the foregoing and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, registration rights, contract rights and other rights and interests that Pledgor is, or may hereafter become, entitled to receive on account of any collateral described in Sections 2(a) through (d);


                                       3       PII PLEDGE AND SECURITY AGREEMENT

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         (all such Pledged Shares, certificates, securities, instruments, documents, dividends, increases, distributions, profits, intangibles, contract rights and other property being herein collectively called the "PLEDGED COLLATERAL").

         Pledgor shall forthwith deliver to Agent or its respective designees all subscriptions, warrants, options and all such other rights to acquire the Pledged Collateral, and upon delivery to Agent or its respective designees, Agent or its respective designees shall hold such subscriptions, warrants, options and other rights as additional collateral pledged to secure the Secured Indebtedness; provided, however, that if Agent determines, in its sole discretion, that any such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced in value by holding the same as Pledged Collateral, Agent shall have the right (but not the obligation), in its sole discretion, to sell or exercise the same, and if exercised, then the monies disbursed by Agent in connection therewith shall become part of the Secured Indebtedness and all of the stock, securities, evidences of indebtedness and other items so acquired shall become part of the Pledged Collateral;

         TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining to or incidental thereto, unto Agent, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

         SECTION 3. AGENT AS CUSTODIAN. Agent (or an agent designated by Agent) shall have physical possession of the certificates or instruments representing or evidencing the Pledged Collateral. Pledgor agrees that the Pledgor will deposit with Agent or its respective designees, along with the certificates or instruments representing or evidencing the Pledged Collateral, duly executed stock powers in favor of Agent or its nominees. In addition, Agent shall at all times have the right to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations if the same exist for any purpose consistent with its performance of this Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants to Agent and each of the other Banks, that:

                 (a) Pledgor is the legal and equitable owner of the Pledged Collateral free and clear of all liens, charges, pledges, encumbrances and security interests of every kind and nature;

                 (b) The Pledged Shares have been validly authorized, issued and are fully paid and non-assessable;

                 (c) Pledgor has good right and lawful authority to pledge the Pledged Collateral in the manner hereby done or contemplated;

                 (d) No consent or approval of any governmental body or regulatory authority, or of any securities exchange, is necessary to effect the validity of the rights created hereunder which have not been obtained;

                 (e) Except for any financing statement which may have been filed by the Agent, no financing statement covering the Pledged Collateral or any part thereof, has been filed with any filing officer;



                                       4       PII PLEDGE AND SECURITY AGREEMENT

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                 (f)      No security agreement covering the Pledged
         Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Pledged Collateral or any part thereof;

                 (g) The execution, delivery and consummation of this Agreement will not violate the charter or bylaws of Pledgor or any law, regulation, mortgage, indenture, contract, instrument, judgment or decree applicable to or binding on Pledgor or the Issuers;

                 (h) The Pledged Shares constitute all of the issued and outstanding voting stock of the Issuers;

                 (i) The Pledgor has held the Pledged Collateral, free and clear of all liens, encumbrances and debt, and borne the full economic risk thereof since the acquisition of the Pledged Collateral by Pledgor, and at no time has Pledgor held any short position in such securities or option to sell such securities, and at no time during such period did any member of the Attribution Group hold a short position in any shares or securities of the class of any security pledged as Pledged Collateral hereunder or convertible into such class (hereinafter referred to as "CLASS SECURITIES") or an option to sell any such Class Securities; and

                 (j) The information contained in all forms or other statements given to Agent by Pledgor regarding the Pledged Shares is true, complete and accurate in all material respects, and the Pledgor will immediately notify Agent of any change in such information.

         The delivery at any time by Pledgor to Agent of additional Pledged Collateral shall constitute a representation and warranty by Pledgor that, with respect to such Pledged Collateral, and each item thereof, the matters heretofore warranted in clauses (a) through (i) immediately above are true and correct at, and as if they were made at, the date of such delivery, unless otherwise disclosed in writing to Agent.

         SECTION 5.  COVENANTS.

                 (a) ADDITIONAL DOCUMENTS AND INFORMATION. Pledgor covenants and agrees to: (i) from time to time promptly execute and deliver to Agent all such stock powers, assignments, certificates, supplemental writings, financing statements and other items, do all other acts or things, and take such further actions, as Agent may reasonably request from time to time in order more fully to evidence and perfect the interests of Agent in the Pledged Collateral; (ii) punctually and properly perform all of Pledgor's covenants and duties under any other security agreement, deed of trust, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Secured Indebtedness (to the extent liable thereon) in accordance with the terms hereof and in accordance with the terms of the Note; (iii) allow Agent to inspect all records of Pledgor relating to the Pledged Collateral or to the Secured Indebtedness at all reasonable times, and to make and take away copies of such records; (iv) promptly notify Agent of any change in any fact or circumstances warranted or represented by Pledgor in this Agreement or in any other writing furnished by Pledgor to Agent in connection with the Pledged Collateral or the Secured Indebtedness;
         (v) promptly notify Agent of any claim, action or proceeding affecting title to the Pledged Collateral, or any part thereof, or the security interest herein, and, at the request of Agent, appear in and defend, at Pledgor's expense, any such action or proceeding; and (vi) promptly, after being requested by Agent pay to the requesting party the amount of all reasonable expenses, including reasonable attorney's fees and other legal expenses, incurred by such requesting party in perfecting, maintaining and enforcing the security interests.


                                       5       PII PLEDGE AND SECURITY AGREEMENT

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                 (b)      PROCEEDS.  Should the Pledged Collateral, or any part
         thereof, ever be in any manner converted by the Issuers, or any of them, into another type of property or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Collateral, then, in any such event, all such property, money and other proceeds, except only ordinary cash dividends (unless and until payable to Agent pursuant to Section 6(b) hereof), shall become part of the Pledged Collateral, and shall be delivered to Agent by Pledgor for the benefit of Agent and the other Banks.

                 (c) PERFORMANCE BY AGENT. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Agent may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any reasonable amount expended by Agent in such performance or attempted performance shall become a part of the Secured Indebtedness, and, at the written request of Agent, the Pledgor agrees to pay such amount promptly to requesting party at such party's office in San Antonio, Texas, together with interest thereon at the non-default rate provided in the Credit Agreement.

                 (d) RULE 144. Except as provided below, the Pledgor hereby further covenants and agrees that (i) it or any person, party or entity with whom it shall be deemed one "person" for purposes of
         (a)(2) of Rule 144 of the Securities and Exchange Commission ("RULE 144"), or any affiliate of such Pledgor, person, party or entity (as the term "affiliate" is defined in Rule 144(a)(1)) (the Pledgor and all such persons, parties, entities and affiliates being hereinafter collectively referred to as the "ATTRIBUTION GROUP") will not sell or allow the Attribution Group to sell any Class Securities, whether or not such securities are pledged hereunder, from the date hereof until the Secured Indebtedness has been paid in full and in the event of any such sale consented to by Agent, will furnish Agent with a copy of any Form 144 filed in respect of such sale; (ii) it will cooperate fully with Agent with respect to any sale by Agent of any of the Pledged Collateral, including full and complete compliance with all requirements of Rule 144 and will give to Agent all information and will do all things necessary, including the execution of all documents, forms, instruments, and other items, to comply with Rule 144 and any and all other rules, regulations or laws of the United States or the State of Texas necessary for the complete and unrestricted sale and/or transfer of the Pledged Collateral and will exercise its best efforts to have the Issuers, upon the request of the Agent, publicly disseminate all information required to satisfy Rule 144(c); and (iii) neither the Pledgor nor the Attribution Group will hold a short position in such securities from the date hereof until the Secured Indebtedness is paid in full.

                 (e) NEGATIVE COVENANTS. Pledgor covenants and agrees that, without the prior written consent of Agent, Pledgor will not unless otherwise permitted by the Credit Agreement: (i) sell, assign or transfer any rights of Pledgor in the Pledged Collateral; (ii) grant any options or other rights in the Pledged Collateral; (iii) create any other security interest in, mortgage, or otherwise encumber the Pledged Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created; (iv) vote for, or consent to, any amendment of the articles of incorporation or charter of the Issuers, or any of them, that might materially adversely affect the value of the Pledged Collateral; (v) permit the Issuers, or any of them, to merge or consolidate with or into any corporation or other person other than mergers or consolidations under which Pledgor retains 100% of the capital stock of the surviving corporation; or (vi) permit the Issuers, or any of them, to issue any additional shares of its capital stock.




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                 (f)      DISTRIBUTIONS.  Any and all cash dividends payable on
         the Pledged Collateral, or stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding, capital stock of any issuer thereof or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Pledged Collateral, or received in payment of the principal of or in redemption of the Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of, and constitute, the "Pledged Collateral" and, if received by the Pledgor, shall be held in trust for the benefit of Agent and forthwith be delivered to Agent or its respective designees (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with Agent's instructions) to be held subject to the terms of this Agreement.

         SECTION 6.  VOTING RIGHTS; DIVIDENDS, ETC., PRIOR TO DEFAULT.

                 (a) RIGHTS PRIOR TO DEFAULT. So long as no Event of Default shall have occurred after the date hereof and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right or power if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof as determined by Pledgor's Board of Directors in its reasonable business judgment.

                 (b) TERMINATION OF RIGHTS. Upon the occurrence after the date hereof of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 6(a) hereof shall cease, at the option of Agent, and all such rights shall thereupon become vested in Agent who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers. Further, Agent shall have the right upon the occurrence of an Event of Default, to notify and direct the Issuers to thereafter make all payments, distributions, dividends and any other distributions payable in respect thereof directly to Agent. The Issuers in making any distribution to Agent hereunder shall be fully protected in relying on the written statement of Agent that it then holds a security interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to or received by Agent pursuant to the provisions of this subsection shall be retained by Agent as additional collateral hereunder and may be applied (and upon the Pledgor's written request all cash shall promptly be applied) in accordance with the provisions hereof.

         SECTION 7. RIGHTS AND REMEDIES OF AGENT UPON AND AFTER DEFAULT.

                 (a) REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Agent may then have hereunder, under the Credit Agreement, the other Loan Papers, under applicable law, or under the Texas Business and Commerce Code or other states, as applicable (hereinafter called the "CODE"), or otherwise, Agent may at its option (i) declare the entire unpaid balance of principal and all accrued interest on all or any part of the Secured Indebtedness immediately due and payable, without written notice, demand, or presentment, other than notice required under the Credit Agreement, which are hereby waived; (ii) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Pledged Collateral by any available judicial procedure; (iii) after notification, if any, expressly



                                       7       PII PLEDGE AND SECURITY AGREEMENT
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         provided for herein, sell or otherwise dispose of, at the office of
         Agent, or elsewhere, as chosen by Agent, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust Agent's power of sale, but sales may be made from time to time until all of the Pledged
         Collateral has been sold or until the Secured Indebtedness has been paid in full, provided, however that Agent shall not have any obligation to sell the Pledged Collateral piecemeal, it being specifically acknowledged that a sale of all of the Pledged Collateral to one purchaser in single transaction shall be conclusively presumed to be commercially reasonable), and at any such sale it shall not be necessary to exhibit the Pledged Collateral; (iv) at its discretion, retain the Pledged Collateral in satisfaction of the Secured Indebtedness whenever the circumstances are such that Agent is entitled to do so under the Code; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; (vi) together with the other Banks, purchase the Pledged Collateral at any public sale in accordance with the Code; (vii) purchase the Pledged Collateral at any private sale in accordance with the Code; and (viii) exercise the rights set forth in this Section 7 hereof in accordance with the Code.

                 (b) SALE OF PLEDGED COLLATERAL. Agent is authorized, at any sale of the Pledged Collateral, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, Agent shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including, any equity or right of redemption, of Pledgor which hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after default. Agent shall give Pledgor ten (10) days' written notice of their intention to make any such public or private sale or sale at broker's board or on a securities exchange. Such notice, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, which will first be offered for sale at such board or exchange. Agent shall not have any obligation to disclose or provide any information concerning the Issuers or the Pledged Collateral to prospective purchasers of the Pledged Collateral other than information in its possession at such time and Pledgor agrees and acknowledges that it shall be commercially reasonable for any notices of any such sale, published or otherwise, to specifically so state. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as Agent may elect, and any such election shall be presumed to be commercially reasonable. Agent shall not be obligated to make any such sale pursuant to any such notice. Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Agent until the selling price is paid by the purchaser thereof, but Agent shall not incur any liability in case of the failure of such purchaser to take and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. Agent may also, at its discretion, proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate



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
          any sale or other disposition of the Pledged Collateral, or any part disposition of the Pledged Collateral, or any part thereof, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

                 (c) POSSIBLE RESTRICTIONS ON SALE OF PLEDGED COLLATERAL. Because of the Securities Act, as amended, or any other applicable laws or regulations, there may be legal restrictions or limitations affecting Agent in any attempts to dispose of certain portions of the Pledged Collateral in the enforcement of its rights and remedies hereunder. For these reasons Agent is hereby authorized by Pledgor, but not obligated, in the event of any Event of Default hereunder giving rise to Agent's right to sell or otherwise dispose of the Pledged Collateral, and after the giving of any notices required herein, to sell all or any part of the Pledged Collateral at private sale, subject to an investment letter or in any other manner which will not require the Pledged Collateral, or any part thereof, to be registered in accordance with the Securities Act, as amended, or other applicable rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Agent at any such private sale or other disposition in the manner mentioned above and Pledgor specifically acknowledges that any such disposition shall be commercially reasonable under the Code. Agent is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Agent may deem required or appropriate in the event of a sale or disposition of any of the Pledged Collateral. Pledgor clearly understands that Agent may at its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Collateral, or any part or parts thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (i) in the event Agent shall, upon an Event of Default hereunder, sell the Pledged Collateral, or any portion thereof, at such private sale or sales, Agent shall have the right to rely upon the advice and opinion of any member firm of the National Security Exchange as to the best price reasonably obtainable upon such private sale thereof, and (ii) that such reliance shall be conclusive evidence that Agent handled such matter in a commercially reasonable manner under the Code.

                 (d) NOTIFICATION. Reasonable notification of the time and place of any public sale of the Pledged Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice; provided, that if the Pledged Collateral threatens to decline quickly in value or is of a type customarily sold on a recognized market, Agent may sell or otherwise dispose of the Pledged Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this Agreement.

                 (e) APPLICATION OF PROCEEDS. Upon the maturity of any instrument evidencing the Secured Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Agent is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Secured Indebtedness first toward the payment of the costs, charges and expenses, if any, incurred in the collection of such funds hereunder, and then toward the payment of the Secured Indebtedness as provided for in the Credit Agreement and shall pay any balance remaining to the Pledgor or as prescribed by the Code.





                                        9      PII PLEDGE AND SECURITY AGREEMENT

                 (f) NOTICES. In the event that any notice is required to be given to Pledgor with respect to any sale or liquidation of the Pledged Collateral, any notice addressed to Pledgor at the address set forth below its signature hereto, postage prepaid, deposited in the United States mail ten (10) calendar days prior to the date of any such intended action shall be deemed to be a sufficient and commercially reasonable notice. Nothing contained herein shall prevent Agent from giving notice in any other manner which is considered reasonable.

         SECTION 8. AUTHORITY OF AGENT. Agent shall have and be entitled to all of the rights, powers, protections, authorities, indemnifications and rights to payment of expenses as set forth in the Credit Agreement.

         SECTION 9. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints Agent the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 10.  CERTAIN RIGHTS BEFORE AND AFTER AN EVENT OF DEFAULT.

                 (a) AGENT'S RESPONSIBILITY FOR PLEDGED COLLATERAL. Agent shall not have any duty to fix or preserve rights against prior parties to the Pledged Collateral, and shall never be liable for its failure to use diligence to collect any amount payable with respect to the Pledged Collateral, but shall be liable only to account to Pledgor for what it may actually collect or receive thereon. If the Pledged Collateral declines in value, Pledgor will, upon demand by Agent deliver to Agent, to become part of the Pledged Collateral, additional property satisfactory to Agent.

                 (b)      INTENTIONALLY DELETED

                 (c) FINANCING STATEMENT. Agent shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of Agent to do so shall not impair the validity or enforceability of this Agreement.

                 (d) MAXIMUM INTEREST. Regardless of any provision contained herein or in any Note or Notes, notes executed in connection with the Credit Agreement, or in any other writings in connection herewith, Agent shall not be entitled to receive, collect or apply as interest on the Secured Indebtedness any amount in excess of the Maximum Rate, and, to this end, in the event of acceleration of the maturity of the Secured Indebtedness, or any item thereof, proper credit shall be given for unearned interest.

                 (e) DISCLOSURE. Agent is granted the right to discuss Pledgor's affairs, finances and accounts with all parties to such degree as Agent deems necessary or advisable to protect its security interests and/or the repayment of the Secured Indebtedness. The Pledgor covenants to do all things necessary or appropriate to permit Agent to fully exercise its rights under this paragraph.

                 (f) DEPOSIT OF PROCEEDS. Except as expressly prescribed above, all payments received by Agent with respect to the Pledged Collateral shall, at Agent's option, be deposited in a special




                                        10     PII PLEDGE AND SECURITY AGREEMENT
         interest bearing account at a bank (which may be, but need not be, a trust account or escrow account maintained at Agent) to be designated by Agent in the name of Agent styled "Collateral Account." Funds in said account are hereby assigned to Agent and shall be impressed with a lien to secure the Secured Indebtedness, and shall be applied by Agent as provided for above.

                 (g) PAYMENT OF EXPENSES. At Agent's option, Agent may discharge taxes, liens and interest, perform or cause to be performed, for and on behalf of the Pledgor, any actions and conditions, obligations or covenants which the Pledgor has failed or refused to perform and may pay for the repair, maintenance or preservation of any of the Pledged Collateral, and all reasonable sums so expended, including, but not limited to, reasonable attorneys' fees, court costs, agents' fee or commissions, or any other costs or expenses, shall become part of the Secured Indebtedness, shall bear interest from the date of payment at the rate specified in Section 2.4 of the Credit Agreement, and shall be payable at the place designated for payment of the Secured Indebtedness, and shall be secured by this Agreement.

         SECTION 11. CUMULATIVE RIGHTS AND REMEDIES. All rights and remedies of Agent hereunder are cumulative of each other and of every other right or remedy which Agent may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Secured Indebtedness, and the exercise by Agent of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should the Pledgor have heretofore executed or hereafter execute any other security agreement in favor of Agent in which a security interest is created as security for the debts of another or others, in respect of which Pledgor may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in Agent by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which Agent holds a security interest under any such other security agreement shall also be part of the Pledged Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of Agent be applied by it in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.

         SECTION 12. ASSIGNABILITY OF RIGHTS, ETC. The rights, powers and interest held by Agent hereunder, together with the Pledged Collateral, may be transferred and assigned by Agent in whole or in part, at such time and upon such terms as it may deem advisable.

         SECTION 13. NO WAIVER. Should any part of the Secured Indebtedness be payable in installments, the acceptance by Agent at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by Agent of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Agent be deemed to be a continuing waiver. No delay or omission by Agent in exercising any right or power hereunder, or under any other writings executed by the Pledgor as security for or in connection with the Secured Indebtedness, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Agent hereunder or under such other writings. No action or omission of Agent shall constitute a waiver by Agent of any rights or remedies hereunder.

         SECTION 14. SECURITY INTEREST ABSOLUTE. All rights of the Agent and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:





                                        11     PII PLEDGE AND SECURITY AGREEMENT

                 (a) any lack of validity or enforceability of the Secured Indebtedness, the Credit Agreement or any other Loan Paper;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, or any other Loan Papers;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Indebtedness; or

                 (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Issuers, the Pledgor or any other third-party pledgor.

         SECTION 15. BINDING EFFECT. This Agreement shall be binding on the Pledgor and the Pledgor's legal representatives, successors and assigns and shall inure to the benefit of Agent, the other Banks, and their successors and assigns.

         SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 17. SECTION 26.02 NOTICE. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE MATTERS CONTAINED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED in Bexar County, Texas on the date first above stated.

                                        PLEDGOR:
                                        -------

                                        PACKAGED ICE, INC., a Texas corporation
                                        By:__________________________________
                                        James F. Stuart, Chief Executive Officer

                                        Address:  8572 Katy Freeway, Suite 101
                                                  Houston, Texas  77024
                                                  Attn:  A.J. Lewis, III


                                        AGENT:
                                        -----

                                        THE FROST NATIONAL BANK, a national
                                        banking association

                                        By:__________________________________
                                           Richard D. Young, Senior Vice
                                           President




                                        12     PII PLEDGE AND SECURITY AGREEMENT

                                   EXHIBIT A


                                                             Percentage Owned       Certificate Number      Number of Pledged
                                 Issuers                        by Pledgor                                        Shares
                                 -------                     ----------------       -------------------      -----------------

                        Packaged Ice Leasing, Inc.                 100%                      1                    1,000
                          Southwestern Ice, Inc.                   100%                      1                    1,000
                         Mission Party Ice, Inc.                   100%                      1                    1,000
                    Southwest Texas Packaged Ice, Inc.             100%                      1                    1,000






                                               PII PLEDGE AND SECURITY AGREEMENT